Fair Value Measurements	12 Months Ended
Dec. 31, 2020
Investments, All Other Investments [Abstract]
Fair Value Measurements

4. Fair Value Measurements

Contingent consideration, which relates to the estimated profits from the sale of Cutanea products to be shared equally with Maruho, is reflected at fair value within acquisition contract liabilities, net on the balance sheets. The fair value is based on significant inputs not observable in the market, which represent a Level 3 measurement within the fair value hierarchy. The valuation of the contingent consideration utilizes a Monte Carlo simulation model, which incorporates the following key assumptions and estimates: (i) the product profit amount to be shared equally with Maruho, (ii) remaining contractual term, (iii) risk discount rate, and (iv) payment discount rate of 6.0%. The Company re-measures contingent consideration and re-assesses the underlying assumptions and estimates at each reporting period.

The following table provides a roll forward of the fair value of the contingent consideration:

(in thousands)
Balance at December 31, 2018	$-
Issuance of contingent consideration at acquisition date	6,500
Change in fair value of contingent consideration	962
Balance at December 31, 2019	$7,462
Change in fair value of contingent consideration	140
Balance at December 31, 2020	$7,602

The increase in fair value of the contingent consideration in the amount of $1.0 million and $0.1 million during the years ended December 31, 2019 and 2020 was recorded in operating expenses in the statements of operations.